SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2003

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                         B2B Internet HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-96063
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)


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Item 5.      Other Events

             On October 22, 2002 PurchasePro.com, Inc. was delisted from trading on the Nasdaq National Market System. As set forth in the prospectus, because PurchasePro.com, Inc. was not listed for trading on another U.S. national securities exchange within five business days from the date of delisting, the shares of PurchasePro.com, Inc. included in B2B Internet HOLDRS were distributed on November 1, 2002 at a rate of 0.008 shares of PurchasePro.com, Inc. per B2B Internet HOLDR. As a result, PurchasePro.com, Inc. is no longer represented in B2B Internet HOLDRS.

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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             (c)    Exhibits

                     99.1 B2B Internet HOLDRS Trust Prospectus Supplement dated March 31, 2003 to Prospectus dated March 12, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MERRILL LYNCH, PIERCE, FENNER &
                                                  SMITH INCORPORATED


Date:  April 4, 2003                            By:    /s/ MITCHELL M. COX
                                                       -----------------------
                                                Name:  Mitchell M. Cox
                                                Title: First Vice President

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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) B2B Internet HOLDRS Trust Prospectus Supplement dated March 31, 2003 to Prospectus dated March 12, 2002.


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